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EXHIBIT 32.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
          TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned Officer of ERF Wireless, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-QSB for the quarter ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 21, 2007

                                                     /s/ H. Dean Cubley
                                                     ------------------
                                                     H. Dean Cubley
                                                     Chief Executive Officer